UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2022

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 3, 2022. At the Annual Meeting, the Company’s shareholders (i) elected ten individuals to the Board of Directors of the Company (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022, and (iv) did not approve a shareholder proposal regarding political spending disclosure. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2022 (the “Proxy Statement”).

(b) Proposal 1

The Company’s shareholders elected ten individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	161,975,483	10,125,863	815,457	14,760,549
Mary C. Choksi	168,705,549	4,112,117	99,138	14,760,549
Leonard S. Coleman, Jr.	158,193,346	14,179,427	544,031	14,760,549
Mark D. Gerstein	172,567,345	240,920	108,539	14,760,549
Ronnie S. Hawkins	172,103,620	708,066	105,118	14,760,549
Deborah J. Kissire	169,625,725	3,191,293	99,785	14,760,549
Gracia C. Martore	172,274,050	544,048	98,706	14,760,549
Patricia Salas Pineda	172,434,872	385,356	96,576	14,760,549
Linda Johnson Rice	163,345,648	9,175,222	395,934	14,760,549
Valerie M. Williams	170,211,316	2,605,620	99,868	14,760,549

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,307,905	16,436,819	172,079	14,760,549

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions
182,589,095	4,935,176	153,082

Proposal 4

The Company’s shareholders did not approve a shareholder proposal regarding political spending disclosure as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,526,869	121,857,194	532,741	14,760,549

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 9, 2022
	By:	/s/ Michael J. O’Brien
	Name:	Michael J. O’Brien
	Title:	Executive Vice President, General Counsel and Secretary

2